Exhibit 4.1.4

AMENDMENT No. 6

TO THE

SECOND A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LAN AIRLINES S.A.

AND

AIRBUS S.A.S.

This amendment No. 6 to the Second A320 Family Purchase Agreement (as defined below) is entered into as of May 2010, by and between

AIRBUS S.A.S., having its principal office at:
1 Rond-Point Maurice Bellonte
31707 BLAGNAC  -  CEDEX
FRANCE

(hereinafter referred to as the "Seller") of the one part

AND

LAN AIRLINES S.A. having its principal office at :
Edificio Huidobro
Avenida Presidente Riesco 5711– 20th Floor
Las Condes
SANTIAGO
CHILE

 (hereinafter referred to as the "Buyer") of the other part.

The Buyer and the Seller being collectively referred to as the "Parties" and individually as a "Party"

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WHEREAS

A
The Buyer and the Seller entered into an A320 family purchase agreement dated March 20th, 1998 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 family aircraft bearing rank numbers 1 to 20. By an amendment No.1 to such purchase agreement, entered into by the Buyer and the Seller on February 24th, 2000 the number of A320 family aircraft to be purchased by the Buyer pursuant to such purchase agreement was increased to twenty five (25), with the additional five (5) A320 family aircraft bearing rank numbers 21 to 25. Such twenty five (25) A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No.1, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

B
The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2nd, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements, the first agreement concerning the Original A320 Family Aircraft bearing rank numbers 1 to 20, and the second agreement concerning the Original A320 Family Aircraft bearing rank numbers 21 to 25. The second agreement as supplemented with all exhibits and appendices thereto is hereinafter referred to as the “Second A320 Family Purchase Agreement”.

C
The Buyer and the Seller entered into an amendment No.1 to the Second A320 Family Purchase Agreement dated November 14th 2003 (the “Amendment No.1”) modifying certain provisions of the Second A320 Family Purchase Agreement.

D
The Buyer and the Seller entered into an amendment No.2 to the Second A320 Family Purchase Agreement dated October 4th, 2005 (the “Amendment No.2”) covering the purchase by the Buyer and the sale by the Seller of twenty five (25) additional firm A320 family aircraft comprising twenty (20) A318-100, one (1) A319-100 and four (4) A320-200 aircraft type (the ”Additional Aircraft”).

E
The Buyer and the Seller entered into an amendment No.3 to the Second A320 Family Purchase Agreement dated March 6th, 2007 (the “Amendment No.3”) covering the conversion of fifteen (15) Option Aircraft (as defined in the Amendment No.2) into firmly ordered Converted Aircraft (as defined in Amendment No.3).

F
The Buyer and the Seller entered into an amendment No. 4 to the Second A320 Family Purchase Agreement dated June 11th, 2008 (the “Amendment No.4”) covering the conversion of five (5) A318-100 Additional Aircraft bearing rank Nos. 26 to 30 as set forth in Amendment No.2 and three (3) A318-100 Converted Aircraft bearing rank Nos. 37, 40 and 43 as set forth in Amendment No.3, into A319 aircraft type.

G
The Buyer and the Seller entered into an amendment No. 5 to the Second A320 Family Purchase Agreement dated December 23rd, 2009 (the “Amendment No.5”) covering the order of thirty (30) incremental A319-100 and A320-200 aircraft and amending certain provisions of the Second A320 Family Purchase Agreement.

H	[***]

I
The Buyer and the Seller wish to enter into this amendment No. 6 to the Second A320 Family Purchase Agreement (the “Amendment No.6”) covering the conversion of the aircraft type of three (3) A319-100 First Batch of Incremental Aircraft (as defined in the Amendment No.5) into firmly ordered A320-200 First Batch Incremental Aircraft and the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Eleven (11) Aircraft from the Second Batch of Incremental Aircraft (as defined in the Amendment No.5).

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NOW IT IS HEREBY AGREED AS FOLLOWS :

0.	DEFINITIONS

0.1
The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Amendment N° 6 and capitalized terms used herein and not otherwise defined in this Amendment N° 6 shall have the meanings assigned thereto in the  Purchase Agreement (as defined below).

0.2	Purchase Agreement: means the Second A320 Family Purchase Agreement together with Amendments No. 1 to 5 thereto.

1.	SCOPE

1.1
The Buyer has requested and the Seller has agreed to hereby convert the aircraft type of three (3) Aircraft from the First Batch of Incremental Aircraft and advance the Scheduled Delivery Quarters of Two (2) Aircraft from the First Batch of Incremental Aircraft and Eleven (11) Aircraft from the Second Batch of Incremental Aircraft upon the terms and conditions contained in this Amendment No.6.

1.2	The Parties agree to amend certain provisions of the Second A320 Family Purchase Agreement pursuant to the terms and conditions set out in this Amendment No.6.

1.3
The Parties hereby agree that in the event of any inconsistency between the terms and conditions of the Second A320 Family Purchase Agreement (save for Amendments Nos.1 to 5) and those of the Original A320 Family Purchase Agreement, then the Original A320 Family Purchase Agreement shall prevail to the extent of such inconsistency.

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2.	DELIVERY SCHEDULE

Pursuant to the Buyer’s request, the Scheduled Delivery Quarters of two (2) Aircraft from the First Batch of Incremental Aircraft and eleven (11) Aircraft from the Second Batch of Incremental Aircraft shall be amended as set forth in the table here below :

Rank number	Aircraft Type	Original Scheduled Delivery Quarters	Revised Scheduled Delivery Months / Quarters	Aircraft batch
54	A319-100	2nd Quarter [***]	[***]	First Batch of Incremental Aircraft
55	A320-200	4th Quarter [***]	[***]	First Batch of Incremental Aircraft
65	A320-200	4th Quarter [***]	3rd Quarter 2012	Second Batch of Incremental Aircraft
66	A319-100	1st Quarter [***]	[***]	Second Batch of Incremental Aircraft
67	A320-200	2nd Quarter [***]	3rd Quarter [***]	Second Batch of Incremental Aircraft
68	A319-100	3rd Quarter [***]	4th Quarter [***]	Second Batch of Incremental Aircraft
69	A320-200	3rd Quarter [***]	4th Quarter [***]	Second Batch of Incremental Aircraft
70	A320-200	4th Quarter [***]	4th Quarter [***]	Second Batch of Incremental Aircraft
71	A320-200	4th Quarter [***]	1st Quarter [***]	Second Batch of Incremental Aircraft
72	A319-100	1st Quarter [***]	1st Quarter [***]	Second Batch of Incremental Aircraft
73	A319-100	3rd Quarter [***]	2nd Quarter [***]	Second Batch of Incremental Aircraft
74	A320-200	4th Quarter [***]	3rd Quarter [***]	Second Batch of Incremental Aircraft
75	A320-200	4th Quarter [***]	4th Quarter [***]	Second Batch of Incremental Aircraft

It is furthermore agreed by the Parties that the provisions and obligations set forth in article 9.1.5 of clause 2.1.1 to the Amendment No 5 shall herewith be considered fulfilled in their entirety and neither Party shall have any further rights and or obligations under the Amendment No 5 toward the other Party with respect thereto.

3.	AIRCRAFT TYPE CONVERSION

Pursuant to the Buyer’s request to convert the aircraft type of three (3) Aircraft from the First Batch of Incremental Aircraft, the Parties hereby agree that the aircraft type of First Batch of Incremental Aircraft with rank numbers 48, 49 and 50, as set forth in article 9.1.2 of clause 2.1.1 of Amendment No.5 shall hereby be amended as set out in the table here below:

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Rank number	Scheduled Delivery Months	Original Aircraft type	Revised Aircraft type	Aircraft batch
48	[***]	A319-100	A320-200	First Batch of Incremental Aircraft
49	[***]	A319-100	A320-200	First Batch of Incremental Aircraft
50	[***]	A319-100	A320-200	First Batch of Incremental Aircraft

4.	INCREMENTAL AIRCRAFT

For the avoidance of doubt the quantity per aircraft type as defined in clause 1.1 of Amendment 5 shall hereby be amended to read:

QUOTE

1.1
The Seller shall sell and deliver and the Buyer shall buy and take delivery of ten (10) A319-100 aircraft and twenty (20) A320-200 aircraft (respectively the “A319 Aircraft” and the “A320 Aircraft”) upon the terms and conditions contained in this Amendment No.5 (hereinafter for the purposes of this Amendment N°5 collectively the “Incremental Aircraft”~~).~~

UNQUOTE

5.	PREDELIVERY PAYMENTS

The parties hereby agree, that upon signature of this Amendment N° 6, the Buyer shall with respect to the First Batch of Incremental Aircraft with rank numbers 48, 49 and 50 and Second Batch of Incremental Aircraft with rank numbers 54 and 55 and from 65 to 75, [***] Predelivery Payments due in accordance with the Predelivery Payment schedule set out in Clause 5 of the Second A320 Family Purchase Agreement, as replaced by Letter Agreements No.1A and 1B to Amendment No.5.

6.	AMENDMENT AND LETTER AGREEMENT STATUS

It is hereby agreed by the Parties that the letters agreements n° 1, 2, 3, 4, 5, 6, 7, 8A, 8B, 8C, 9 and 10 to the Second A320 Family Aircraft Purchase Agreement and the Amendments 1, 2, 3 and 4 to the Second A320 Family Aircraft Purchase Agreement shall not in any way be applicable to the Incremental Aircraft unless expressly stated otherwise in Amendment No. 5 or this Amendment N° 6.

7.	EFFECT OF THE AMENDMENT

7.1
This Amendment No. 6 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

7.2
The Purchase Agreement shall be deemed amended to the extent provided in this Amendment No. 6 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

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7.3
The Parties agree that this Amendment No. 6 shall constitute an integral, non-severable part of the Purchase Agreement and be governed by all of its provisions. For the sake of clarity, Amendment 5 and its Appendices, Letter Agreements and Side Letter No.1 shall continue to apply to the First Batch of Incremental Aircraft with rank numbers 48, 49 and 50 and Second Batch of Incremental Aircraft with rank numbers 54 and 55 and from 65 to 75, unless expressly stated otherwise in this Amendment N° 6.

7.4
In the event of any inconsistency between the terms and conditions of the Purchase Agreement and those of the present Amendment N°6, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

7.5	This Amendment N° 6 will not be modified or varied except by an instrument in writing executed by both Parties.

7.6
Each of the Parties hereto agree that the provisions of this Amendment No. 6 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***]

7.7	The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.6.

7.8
This Amendment N°6 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

7.9	This Amendment N°6 shall be governed by and construed in accordance with the laws of England.

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 IN WITNESS WHEREOF this Amendment No. 6 to the Second A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.	AIRBUS S. A. S.

Name :	Name :

Title :	Title :

LAN AIRLINES S.A.

By           :

Its           :

Date           :

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AMENDMENT No. 7

TO THE

SECOND A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LAN AIRLINES S.A.

AND

AIRBUS S.A.S.

A320F - LAN - AMDT 7 - Second A320 Family PA
Ref. CT1001125.2

***This information is subject to confidential treatment and has been omitted and filed separately with the commission.

9/180

This amendment No. 7 to the Second A320 Family Purchase Agreement (as defined below) is entered into as of May 2010, by and between

AIRBUS S.A.S., having its principal office at:

1 Rond-Point Maurice Bellonte

31707 BLAGNAC  -  CEDEX

FRANCE

(hereinafter referred to as the "Seller") of the one part

AND

LAN AIRLINES S.A. having its principal office at :

Edificio Huidobro

Avenida Presidente Riesco 5711– 20th Floor

Las Condes

A320F - LAN - AMDT 7 - Second A320 Family PA
Ref. CT1001125.2

***This information is subject to confidential treatment and has been omitted and filed separately with the commission.

10/180

SANTIAGO

CHILE

(hereinafter referred to as the "Buyer") of the other part.

The Buyer and the Seller being collectively referred to as the "Parties" and individually as a "Party"

A320F - LAN - AMDT 7 - Second A320 Family PA
Ref. CT1001125.2

***This information is subject to confidential treatment and has been omitted and filed separately with the commission.

11/180

WHEREAS

A
The Buyer and the Seller entered into an A320 family purchase agreement dated March 20th, 1998 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 family aircraft bearing rank numbers 1 to 20. By an amendment No.1 to such purchase agreement, entered into by the Buyer and the Seller on February 24th, 2000 the number of A320 family aircraft to be purchased by the Buyer pursuant to such purchase agreement was increased to twenty five (25), with the additional five (5) A320 family aircraft bearing rank numbers 21 to 25. Such twenty five (25) A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No.1, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

B
The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2nd, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements, the first agreement concerning the Original A320 Family Aircraft bearing rank numbers 1 to 20, and the second agreement concerning the Original A320 Family Aircraft bearing rank numbers 21 to 25. The second agreement as supplemented with all exhibits and appendices thereto is hereinafter referred to as the “Second A320 Family Purchase Agreement”.

C
The Buyer and the Seller entered into an amendment No.1 to the Second A320 Family Purchase Agreement dated November 14th 2003 (the “Amendment No.1”) modifying certain provisions of the Second A320 Family Purchase Agreement.

D
The Buyer and the Seller entered into an amendment No.2 to the Second A320 Family Purchase Agreement dated October 4th, 2005 (the “Amendment No.2”) covering the purchase by the Buyer and the sale by the Seller of twenty five (25) additional firm A320 family aircraft comprising twenty (20) A318-100, one (1) A319-100 and four (4) A320-200 aircraft type (the ”Additional Aircraft”).

E
The Buyer and the Seller entered into an amendment No.3 to the Second A320 Family Purchase Agreement dated March 6th, 2007 (the “Amendment No.3”) covering the conversion of fifteen (15) Option Aircraft (as defined in the Amendment No.2) into firmly ordered Converted Aircraft (as defined in Amendment No.3).

F
The Buyer and the Seller entered into an amendment No. 4 to the Second A320 Family Purchase Agreement dated June 11th, 2008 (the “Amendment No.4”) covering the conversion of five (5) A318-100 Additional Aircraft bearing rank Nos. 26 to 30 as set forth in Amendment No.2 and three (3) A318-100 Converted Aircraft bearing rank Nos. 37, 40 and 43 as set forth in Amendment No.3, into A319 aircraft type.

A320F - LAN - AMDT 7 - Second A320 Family PA
Ref. CT1001125.2

***This information is subject to confidential treatment and has been omitted and filed separately with the commission.

12/180

G
The Buyer and the Seller entered into an amendment No. 5 to the Second A320 Family Purchase Agreement dated December 23rd, 2009 (the “Amendment No.5”) covering the order of thirty (30) incremental A319-100 and A320-200 aircraft and amending certain provisions of the Second A320 Family Purchase Agreement.

H	[***]

I
The Buyer and the Seller entered into an amendment No. 6 to the Second A320 Family Purchase Agreement (the “Amendment No.6”) covering the conversion of the aircraft type of three (3) A319-100 First Batch of Incremental Aircraft (as defined in the Amendment No.5) into firmly ordered A320-200 First Batch Incremental Aircraft and the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Eleven (11) Aircraft from the Second Batch of Incremental Aircraft (as defined in the Amendment No.5).

J
The Buyer and the Seller wish to enter into an amendment No. 7 to the Second A320 Family Purchase Agreement (the “Amendment No.7”) covering the advancement of the scheduled delivery positions of Three (3) Converted Aircraft.

NOW IT IS HEREBY AGREED AS FOLLOWS :

A320F - LAN - AMDT 7 - Second A320 Family PA
Ref. CT1001125.2

***This information is subject to confidential treatment and has been omitted and filed separately with the commission.

13/180

0.	DEFINITIONS

0.1
The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Amendment N° 7 and capitalized terms used herein and not otherwise defined in this Amendment N° 7 shall have the meanings assigned thereto in the  Purchase Agreement (as defined below).

0.2	Purchase Agreement: means the Second A320 Family Purchase Agreement together with Amendments No. 1 to 6 thereto.

1.	SCOPE

1.4	The Buyer has requested and the Seller has agreed to hereby advance the Scheduled Delivery Months of Three (3) Converted Aircraft upon the terms and conditions contained in this Amendment No.7.

1.5	The Parties agree to amend certain provisions of the Second A320 Family Purchase Agreement pursuant to the terms and conditions set out in this Amendment No.7.

1.6
The Parties hereby agree that in the event of any inconsistency between the provisions of the Second A320 Family Purchase Agreement which have not been amended by Amendments Nos. 1 to 6 and those of the Original A320 Family Purchase Agreement, then the Original A320 Family Purchase Agreement shall prevail to the extent of such inconsistency.

A320F - LAN - AMDT 7 - Second A320 Family PA
Ref. CT1001125.2

***This information is subject to confidential treatment and has been omitted and filed separately with the commission.

14/180

2.	DELIVERY SCHEDULE

Pursuant to the Buyer’s request, the Scheduled Delivery Months of three (3) Converted Aircraft shall be amended as set forth in the table here below :

Rank number	Aircraft Type	Original Scheduled Delivery Months	Revised Scheduled Delivery Months	Aircraft Batch
42	A319-100	[***]	[***]	Converted Aircraft
44	A320-200	[***]	[***]	Converted Aircraft
45	A320-200	[***]	[***]	Converted Aircraft

3.	PREDELIVERY PAYMENTS

The Parties hereby agree that, in [***], the Buyer shall with respect to the Converted Aircraft with rank number 45 [***] of the Predelivery Payments due in accordance with the Predelivery Payment schedule set out in Clause 5 of the Second A320 Family Purchase Agreement, as amended by Amendment No.2.

4.	EFFECT OF THE AMENDMENT

4.1
This Amendment No. 7 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

4.2
The Purchase Agreement shall be deemed amended to the extent provided in this Amendment No. 7 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

4.3	The Parties agree that this Amendment No. 7 shall constitute an integral, non-severable part of the Purchase Agreement and be governed by all of its provisions.

A320F - LAN - AMDT 7 - Second A320 Family PA
Ref. CT1001125.2

***This information is subject to confidential treatment and has been omitted and filed separately with the commission.

15/180

4.4
In the event of any inconsistency between the terms and conditions of the Purchase Agreement and those of the present Amendment N°7, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

4.5	This Amendment N° 7 will not be modified or varied except by an instrument in writing executed by both Parties.

A320F - LAN - AMDT 7 - Second A320 Family PA
Ref. CT1001125.2

***This information is subject to confidential treatment and has been omitted and filed separately with the commission.

16/180

4.6
Each of the Parties hereto agree that the provisions of this Amendment No. 7 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***]

4.7	The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.7.

4.8
This Amendment N°7 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

4.9	This Amendment N°7 shall be governed by and construed in accordance with the laws of England.

A320F - LAN - AMDT 7 - Second A320 Family PA
Ref. CT1001125.2

***This information is subject to confidential treatment and has been omitted and filed separately with the commission.

17/180

IN WITNESS WHEREOF this Amendment No. 7 to the Second A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.	AIRBUS S. A. S.

Name :	Name :

Title :	Title :

LAN AIRLINES S.A.

By           :

Its           :

Date           :

A320F - LAN - AMDT 7 - Second A320 Family PA
Ref. CT1001125.2

***This information is subject to confidential treatment and has been omitted and filed separately with the commission.

18/180

AMENDMENT No. 8

TO THE

SECOND A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LAN AIRLINES S.A.

AND

AIRBUS S.A.S.

A320F - LAN - AMDT 8 - Second A320 Family PA
Ref. CT1003497

***This information is subject to confidential treatment and has been omitted and filed separately with the commission

19/180

This amendment No. 8 to the Second A320 Family Purchase Agreement (as defined below) is entered into as of          September 2010, by and between

AIRBUS S.A.S., having its principal office at:
1 Rond-Point Maurice Bellonte
31707 BLAGNAC  -  CEDEX
FRANCE

(hereinafter referred to as the "Seller") of the one part

AND

LAN AIRLINES S.A. having its principal office at :
Edificio Huidobro
Avenida Presidente Riesco 5711– 20th Floor
Las Condes
SANTIAGO
CHILE

(hereinafter referred to as the "Buyer") of the other part.

The Buyer and the Seller being collectively referred to as the "Parties" and individually as a "Party"

A320F - LAN - AMDT 8 - Second A320 Family PA
Ref. CT1003497

***This information is subject to confidential treatment and has been omitted and filed separately with the commission

20/180

WHEREAS

A
The Buyer and the Seller entered into an A320 family purchase agreement dated March 20th, 1998 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 family aircraft bearing rank numbers 1 to 20. By an amendment No.1 to such purchase agreement, entered into by the Buyer and the Seller on February 24th, 2000 the number of A320 family aircraft to be purchased by the Buyer pursuant to such purchase agreement was increased to twenty five (25), with the additional five (5) A320 family aircraft bearing rank numbers 21 to 25. Such twenty five (25) A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No.1, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

B
The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2nd, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements, the first agreement concerning the Original A320 Family Aircraft bearing rank numbers 1 to 20, and the second agreement concerning the Original A320 Family Aircraft bearing rank numbers 21 to 25. The second agreement as supplemented with all exhibits and appendices thereto is hereinafter referred to as the “Second A320 Family Purchase Agreement”.

C
The Buyer and the Seller entered into an amendment No.1 to the Second A320 Family Purchase Agreement dated November 14th 2003 (the “Amendment No.1”) modifying certain provisions of the Second A320 Family Purchase Agreement.

D
The Buyer and the Seller entered into an amendment No.2 to the Second A320 Family Purchase Agreement dated October 4th, 2005 (the “Amendment No.2”) covering the purchase by the Buyer and the sale by the Seller of twenty five (25) additional firm A320 family aircraft comprising twenty (20) A318-100, one (1) A319-100 and four (4) A320-200 aircraft type (the ”Additional Aircraft”).

E
The Buyer and the Seller entered into an amendment No.3 to the Second A320 Family Purchase Agreement dated March 6th, 2007 (the “Amendment No.3”) covering the conversion of fifteen (15) Option Aircraft (as defined in the Amendment No.2) into firmly ordered Converted Aircraft (as defined in Amendment No.3).

F
The Buyer and the Seller entered into an amendment No. 4 to the Second A320 Family Purchase Agreement dated June 11th, 2008 (the “Amendment No.4”) covering the conversion of five (5) A318-100 Additional Aircraft bearing rank Nos. 26 to 30 as set forth in Amendment No.2 and three (3) A318-100 Converted Aircraft bearing rank Nos. 37, 40 and 43 as set forth in Amendment No.3, into A319 aircraft type.

G
The Buyer and the Seller entered into an amendment No. 5 to the Second A320 Family Purchase Agreement dated December 23rd, 2009 (the “Amendment No.5”) covering the order of thirty (30) incremental A319-100 and A320-200 aircraft and amending certain provisions of the Second A320 Family Purchase Agreement.

A320F - LAN - AMDT 8 - Second A320 Family PA
Ref. CT1003497

***This information is subject to confidential treatment and has been omitted and filed separately with the commission

21/180

H	[***]

I
The Buyer and the Seller entered into an amendment No. 6 to the Second A320 Family Purchase Agreement dated May 10th, 2010 (the “Amendment No.6”) covering the conversion of the aircraft type of three (3) A319-100 First Batch of Incremental Aircraft (as defined in the Amendment No.5) into firmly ordered A320-200 First Batch of Incremental Aircraft and the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Eleven (11) Aircraft from the Second Batch of Incremental Aircraft (as defined in the Amendment No.5).

J
The Buyer and the Seller entered into an amendment No. 7 to the Second A320 Family Purchase Agreement dated May 19th, 2010 (the “Amendment No.7”) covering the advancement of the scheduled delivery positions of Three (3) Converted Aircraft.

K
The Buyer and the Seller wish to enter into an amendment No. 8 to the Second A320 Family Purchase Agreement (the “Amendment No.8”) covering (i) the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Two (2) Aircraft from the Second Batch of Incremental Aircraft and (ii) the conversion of the aircraft type of one (1) A319-100 from the Second Batch of Incremental into firmly ordered A320-200 from the Second Batch of Incremental Aircraft.

NOW IT IS HEREBY AGREED AS FOLLOWS :

A320F - LAN - AMDT 8 - Second A320 Family PA
Ref. CT1003497

***This information is subject to confidential treatment and has been omitted and filed separately with the commission

22/180

0.	DEFINITIONS

0.1
The terms "herein", "hereof" and "hereunder" and words of similar import refer to this Amendment N° 8 and capitalized terms used herein and not otherwise defined in this Amendment N° 8 shall have the meanings assigned thereto in the  Purchase Agreement (as defined below).

0.2	Purchase Agreement: means the Second A320 Family Purchase Agreement together with Amendments No. 1 to 7 thereto.

1.	SCOPE

1.7
The Buyer has requested and the Seller has agreed to hereby (i) advance the Scheduled Delivery Months of Two (2) Aircraft from the First Batch of Incremental Aircraft and Two (2) Aircraft from the Second Batch of Incremental Aircraft and (ii) convert the aircraft type of one (1) A319-100 from the Second Batch of Incremental Aircraft into firmly ordered A320-200 from the Second Batch Incremental Aircraft.

1.8	[***]

A320F - LAN - AMDT 8 - Second A320 Family PA
Ref. CT1003497

***This information is subject to confidential treatment and has been omitted and filed separately with the commission

23/180

2.	DELIVERY SCHEDULE

The Scheduled Delivery Months of Two (2) Aircraft from the First Batch of Incremental Aircraft and Two (2) Aircraft from the Second Batch of Incremental Aircraft shall be amended as set forth in the table here below :

Rank number	Aircraft Type	Original Scheduled Delivery Months	Revised Scheduled Delivery Months	Aircraft Batch

53	A320-200	[***]	[***]	First Batch of Incremental Aircraft
55	A320-200	[***]	[***]	First Batch of Incremental Aircraft
62	A320-200	[***]	[***]	Second Batch of Incremental Aircraft
64	A320-200	[***]	[***]	Second Batch of Incremental Aircraft

3.	AIRCRAFT TYPE CONVERSION

Pursuant to the Buyer’s request to convert the aircraft type of one (1) Aircraft from the Second Batch of Incremental Aircraft, the Parties hereby agree that the aircraft type of Second Batch of Incremental Aircraft with rank number 66 shall hereby be amended as set out in the table here below:

Rank number	Scheduled Delivery Months	Original Aircraft type	Revised Aircraft type	Aircraft batch
66	[***]	A319-100	A320-200	Second Batch of Incremental Aircraft

It is furthermore agreed by the Parties that the provisions and obligations set forth in letter agreement No.5B to the Amendment No 5 in relation to the Second Batch of Incremental Aircraft shall herewith be considered fulfilled in their entirety with regard to the Aircraft with rank number 66 and neither Party shall have any further rights and or obligations under the Amendment No 5 toward the other Party with respect thereto.

4.	INCREMENTAL AIRCRAFT

The Parties agree to delete in its entirety clause 1.1 of Amendment No. 5, amended pursuant to clause 4 of Amendment No. 6, and replace it as follows

QUOTE

1.1
The Seller shall sell and deliver and the Buyer shall buy and take delivery of nine (9) A319-100 aircraft and twenty one (21) A320-200 aircraft (respectively the “A319 Aircraft” and the “A320 Aircraft”) upon the terms and conditions contained in this Amendment No.5 (hereinafter for the purposes of this Amendment N°5 collectively the “Incremental Aircraft”).

A320F - LAN - AMDT 8 - Second A320 Family PA
Ref. CT1003497

***This information is subject to confidential treatment and has been omitted and filed separately with the commission

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UNQUOTE

5.	PREDELIVERY PAYMENTS

The Parties hereby agree, that upon signature of this Amendment N° 8, the Buyer shall with respect to the Aircraft from the First Batch of Incremental Aircraft with rank numbers 53 and 55 and the Aircraft from the Second Batch of Incremental Aircraft with rank numbers 62, 64 and 66, [***] Predelivery Payments due in accordance with the Predelivery Payment schedule set out in Clause 5 of the Second A320 Family Purchase Agreement, as amended by Amendment No.2.

6.	PROPULSION SYSTEMS

With reference to the Aircraft bearing rank numbers 46 to 75 the Parties hereby agree to delete in its entirety clause 1.3.2 of the Second A320 Family Purchase Agreement, amended by clause 3.1 of Amendment No.2 and by clause 2.2.3 of Amendment No.5, and replace it with the following quoted text:

1.3.2	[***]

7.	EFFECT OF THE AMENDMENT

7.1
This Amendment No. 8 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

7.2
The Purchase Agreement shall be deemed amended to the extent provided in this Amendment No. 8 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

7.3	The Parties agree that this Amendment No. 8 shall constitute an integral, non-severable part of the Purchase Agreement and be governed by all of its provisions.

7.4
In the event of any inconsistency between the terms and conditions of the Purchase Agreement and those of the present Amendment No. 8, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

7.5	This Amendment N° 8 will not be modified or varied except by an instrument in writing executed by both Parties.

A320F - LAN - AMDT 8 - Second A320 Family PA
Ref. CT1003497

***This information is subject to confidential treatment and has been omitted and filed separately with the commission

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7.6
Each of the Parties hereto agree that the provisions of this Amendment No. 8 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party.  ~~[***]~~

7.7	The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No. 8.

7.8
This Amendment No. 8 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

7.9	This Amendment No. 8 shall be governed by and construed in accordance with the laws of England.

A320F - LAN - AMDT 8 - Second A320 Family PA
Ref. CT1003497

***This information is subject to confidential treatment and has been omitted and filed separately with the commission

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IN WITNESS WHEREOF this Amendment No. 8 to the Second A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.	AIRBUS S. A. S.

Name :	Name :

Title :	Title :

LAN AIRLINES S.A.

By           :

Its           :

Date           :

A320F - LAN - AMDT 8 - Second A320 Family PA
Ref. CT1003497

***This information is subject to confidential treatment and has been omitted and filed separately with the commission

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AMENDMENT No. 9

TO THE

SECOND A320 FAMILY PURCHASE AGREEMENT

BETWEEN

LAN AIRLINES S.A.

AND

AIRBUS S.A.S.

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Ref. CT1003496

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This amendment No. 9 to the Second A320 Family Purchase Agreement (as defined below) is entered into as of December 2010, by and between

AIRBUS S.A.S., having its principal office at:
1 Rond-Point Maurice Bellonte
31707 BLAGNAC  -  CEDEX
FRANCE

(hereinafter referred to as the "Seller") of the one part

AND

LAN AIRLINES S.A. having its principal office at :
Edificio Huidobro
Avenida Presidente Riesco 5711– 20th Floor
Las Condes
SANTIAGO
CHILE

(hereinafter referred to as the "Buyer") of the other part.

The Buyer and the Seller being collectively referred to as the "Parties" and individually as a "Party"

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WHEREAS

A
The Buyer and the Seller entered into an A320 family purchase agreement dated March 20th, 1998 covering the purchase by the Buyer and the sale by the Seller of twenty (20) A320 family aircraft bearing rank numbers 1 to 20. By an amendment No.1 to such purchase agreement, entered into by the Buyer and the Seller on February 24th, 2000 the number of A320 family aircraft to be purchased by the Buyer pursuant to such purchase agreement was increased to twenty five (25), with the additional five (5) A320 family aircraft bearing rank numbers 21 to 25. Such twenty five (25) A320 family aircraft are hereinafter referred to as the “Original A320 Family Aircraft”, and such purchase agreement, amendment No.1, and all exhibits, appendices and letter agreements thereto are together referred to as the “Original A320 Family Purchase Agreement”.

B
The Buyer and the Seller entered into a deed of amendment and restatement of the Original A320 Family Purchase Agreement, dated August 2nd, 2000, dividing the Original A320 Family Purchase Agreement into two (2) separate purchase agreements, the first agreement concerning the Original A320 Family Aircraft bearing rank numbers 1 to 20, and the second agreement concerning the Original A320 Family Aircraft bearing rank numbers 21 to 25. The second agreement as supplemented with all exhibits and appendices thereto is hereinafter referred to as the “Second A320 Family Purchase Agreement”.

C
The Buyer and the Seller entered into an amendment No.1 to the Second A320 Family Purchase Agreement dated November 14th 2003 (the “Amendment No.1”) modifying certain provisions of the Second A320 Family Purchase Agreement.

D
The Buyer and the Seller entered into an amendment No.2 to the Second A320 Family Purchase Agreement dated October 4th, 2005 (the “Amendment No.2”) covering the purchase by the Buyer and the sale by the Seller of twenty five (25) additional firm A320 family aircraft comprising twenty (20) A318-100, one (1) A319-100 and four (4) A320-200 aircraft type (the ”Additional Aircraft”).

E
The Buyer and the Seller entered into an amendment No.3 to the Second A320 Family Purchase Agreement dated March 6th, 2007 (the “Amendment No.3”) covering the conversion of fifteen (15) Option Aircraft (as defined in the Amendment No.2) into firmly ordered Converted Aircraft (as defined in Amendment No.3).

F
The Buyer and the Seller entered into an amendment No. 4 to the Second A320 Family Purchase Agreement dated June 11th, 2008 (the “Amendment No.4”) covering the conversion of five (5) A318-100 Additional Aircraft bearing rank Nos. 26 to 30 as set forth in Amendment No.2 and three (3) A318-100 Converted Aircraft bearing rank Nos. 37, 40 and 43 as set forth in Amendment No.3, into A319 aircraft type.

G
The Buyer and the Seller entered into an amendment No. 5 to the Second A320 Family Purchase Agreement dated December 23rd, 2009 (the “Amendment No.5”) covering the order of thirty (30) incremental A319-100 and A320-200 aircraft (the ”Incremental  Aircraft”) and amending certain provisions of the Second A320 Family Purchase Agreement.

H	[***]

I
The Buyer and the Seller entered into an amendment No. 6 to the Second A320 Family Purchase Agreement dated May 10th, 2010 (the “Amendment No.6”) covering the conversion of the aircraft type of three (3) A319-100 First Batch of Incremental Aircraft (as defined in the Amendment No.5) into firmly ordered A320-200 First Batch Incremental Aircraft and the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Eleven (11) Aircraft from the Second Batch of Incremental Aircraft (as defined in the Amendment No.5).

J
The Buyer and the Seller entered into an amendment No. 7 to the Second A320 Family Purchase Agreement dated May 19th, 2010 (the “Amendment No.7”) covering the advancement of the scheduled delivery positions of Three (3) Converted Aircraft.

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K
The Buyer and the Seller entered into an amendment No. 8 to the Second A320 Family Purchase Agreement dated September 23rd, 2010 (the “Amendment No.8”) covering (i) the advancement of the scheduled delivery positions of Two (2) Aircraft from the First Batch of Incremental Aircraft and Two (2) Aircraft from the Second Batch of Incremental Aircraft and (ii) the conversion of the aircraft type of one (1) A319-100 from the Second Batch of Incremental into firmly ordered A320-200 from the Second Batch Incremental Aircraft.

L
The Buyer and the Seller wish to enter into this amendment No. 9 to the Second A320 Family Purchase Agreement (the “Amendment No.9”) covering the order of fifty (50) incremental A319-100, A320-200 and A321-200 aircraft and amending certain provisions of the Second A320 Family Purchase Agreement.

M	[***]

NOW IT IS HEREBY AGREED AS FOLLOWS :

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2	DEFINITIONS

Capitalized terms used herein and not otherwise defined in this Amendment No. 9 will have the meanings assigned to them in the Purchase Agreement (as defined below).

The terms “herein,” “hereof,” and “hereunder” and words of similar import refer to this Amendment No.9.

Predelivery Payment	means the payment(s) determined in accordance with clause 5.2.1 of the Second A320 Family Purchase Agreement.

Purchase Agreement	means the Second A320 Family Purchase Agreement together with Amendments N° 1 to 8 thereto.

Specification	means the Standard Specification as modified by Specification Change Notices (SCN) to be selected after signature of this Amendment No.9 and which shall constitute the Buyer’s detailed Specification.

Standard Specification
means for the A319 Aircraft, the Standard Specification Document N° [***] with the following design weights: MTOW: [***], MLW: [***], MZFW: [***] tons as set forth in Amendment No.5 and for which a preliminary list of SCNs is attached in Exhibit A of Appendix 1 to Amendment No.9, means for the A320 Aircraft, the Standard Specification Document N° [***] with the following design weights: MTOW: [***], MLW: [***], MZFW: [***] as set forth in Amendment No.5 and for which a preliminary list of SCNs is attached in Exhibit B of Appendix 1 to Amendment No.9, means for the A321 Aircraft, the Standard Specification Document N° [***] with the following design weights: MTOW: [***], MLW: [***], MZFW: [***], and for which a preliminary list of SCNs is attached in Exhibit C of Appendix 1 to Amendment No.9.

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3	SCOPE

1.1
The Seller shall sell and deliver and the Buyer shall buy and take delivery of six (6) A319-100 aircraft, thirty four (34) A320-200 aircraft and ten (10) A321-200 aircraft (respectively the “2010 A319 Aircraft”, the “2010 A320 Aircraft” and the “2010 A321 Aircraft”) upon the terms and conditions contained in this Amendment No.9 (hereinafter for the purposes of this Amendment N°9 collectively the “2010 Incremental Aircraft

1.2	The Parties agree to amend certain provisions of the Second A320 Family Purchase Agreement pursuant to the terms and conditions set out in this Amendment No.9.

1.3	All references to Aircraft in the Purchase Agreement and this Amendment N° 9 shall be deemed to refer to the 2010 Incremental Aircraft unless expressly stipulated otherwise herein.

1.4
The Parties hereby agree that in the event of any inconsistency between the terms and conditions of the Second A320 Family Purchase Agreement (save for Amendments Nos.1 to 8) and those of the Original A320 Family Purchase Agreement, then the Original A320 Family Purchase Agreement shall prevail to the extent of such inconsistency.

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2.	2010 INCREMENTAL AIRCRAFT

2.1	DELIVERY SCHEDULE

2.1.1
With reference to the Aircraft bearing rank numbers 37 to 125 the Parties hereby agree to delete clause 9.1 of the Second A320 Family Purchase Agreement as substituted by clause 2.1.1 of Amendment No.5, and as subsequently amended by clauses 2 and 3 of Amendment No.6, clause 2 of Amendment No.7 and clauses 2 and 3 of Amendment No.8 in its entirety and replace it with the following quoted text:

QUOTE

9.1	Delivery Schedule

9.1.1	Swap of Aircraft definition:

The Parties agree to swap the Aircraft definition between Aircraft bearing rank numbers 62 and 54. Therefore, the Aircraft bearing rank number 62 shall be defined as Aircraft from the First Batch of Incremental Aircraft and the Aircraft bearing rank number 54 shall be defined as Aircraft from the Second Batch of Incremental Aircraft as set out in the table here below.

9.1.2	Subject to the provisions of Clauses 2, 7, 8, 10 and 18 the Seller shall have the Aircraft ready for Delivery at the Delivery Location in accordance with the following schedule:

Scheduled Delivery Months or Scheduled Delivery Quarters		Rank number	Aircraft type	Aircraft defined as
[***]	[***]
[***]	[***]
[***]	[***]	37	A320-200	Converted Aircraft
[***]	[***]	38	A320-200	Converted Aircraft
[***]	[***]	39	A319-100	Converted Aircraft
[***]	[***]	44	A320-200	Converted Aircraft
[***]	[***]	40	A320-200	Converted Aircraft
[***]	[***]	41	A319-100	Converted Aircraft
[***]	[***]	42	A319-100	Converted Aircraft
[***]	[***]	45	A320-200	Converted Aircraft
[***]	[***]	43	A320-200	Converted Aircraft
[***]	[***]	53	A320-200	First Batch of Incremental Aircraft
[***]	[***]	55	A320-200	First Batch of Incremental Aircraft
[***]	[***]	46	A320-200	First Batch of Incremental Aircraft
[***]	[***]	47	A320-200	First Batch of Incremental Aircraft
[***]	[***]	48	A320-200	First Batch of Incremental Aircraft
[***]	[***]	49	A320-200	First Batch of Incremental Aircraft
[***]	[***]	50	A320-200	First Batch of Incremental Aircraft
[***]	[***]	51	A319-100	First Batch of Incremental Aircraft
[***]	[***]	52	A320-200	First Batch of Incremental Aircraft
[***]	[***]	62	A320-200	First Batch of Incremental Aircraft
[***]	[***]	54	A319-100	Second Batch of Incremental Aircraft
[***]	[***]	76	A319-100	2010 Incremental Aircraft
[***]	[***]	64	A320-200	Second Batch of Incremental Aircraft
[***]	[***]	66	A320-200	Second Batch of Incremental Aircraft
[***]	[***]	77	A320-200	2010 Incremental Aircraft

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Ref. CT1003496

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[***]	[***]	65	A320-200	Second Batch of Incremental Aircraft
[***]	[***]	78	A320-200	2010 Incremental Aircraft
[***]	[***]	67	A320-200	Second Batch of Incremental Aircraft
[***]	[***]	79	A320-200	2010 Incremental Aircraft
[***]	[***]	80	A319-100	2010 Incremental Aircraft
[***]	[***]	68	A319-100	Second Batch of Incremental Aircraft
[***]	[***]	69	A320-200	Second Batch of Incremental Aircraft
[***]	[***]	70	A320-200	Second Batch of Incremental Aircraft
2013	[***]	81	A320-200	2010 Incremental Aircraft
	[***]	82	A320-200	2010 Incremental Aircraft
	[***]	56	A320-200	Second Batch of Incremental Aircraft
	[***]	71	A320-200	Second Batch of Incremental Aircraft
	[***]	72	A319-100	Second Batch of Incremental Aircraft
	[***]	83	A320-200	2010 Incremental Aircraft
	[***]	84	A320-200	2010 Incremental Aircraft
	[***]	85	A320-200	2010 Incremental Aircraft
	[***]	57	A320-200	Second Batch of Incremental Aircraft
	[***]	73	A319-100	Second Batch of Incremental Aircraft
	[***]	58	A319-100	Second Batch of Incremental Aircraft
	[***]	59	A319-100	Second Batch of Incremental Aircraft
	[***]	74	A320-200	Second Batch of Incremental Aircraft
	[***]	60	A320-200	Second Batch of Incremental Aircraft
	[***]	75	A320-200	Second Batch of Incremental Aircraft
2014	[***]	61	A319-100	Second Batch of Incremental Aircraft
	[***]	86	A320-200	2010 Incremental Aircraft
	[***]	87	A321-200	2010 Incremental Aircraft
	[***]	88	A321-200	2010 Incremental Aircraft
	[***]	89	A319-100	2010 Incremental Aircraft
	[***]	90	A321-200	2010 Incremental Aircraft
	[***]	91	A321-200	2010 Incremental Aircraft
	[***]	63	A319-100	Second Batch of Incremental Aircraft
	[***]	92	A320-200	2010 Incremental Aircraft
	[***]	93	A320-200	2010 Incremental Aircraft
	[***]	94	A321-200	2010 Incremental Aircraft
	[***]	95	A320-200	2010 Incremental Aircraft
	[***]	96	A320-200	2010 Incremental Aircraft
	[***]	97	A320-200	2010 Incremental Aircraft
	[***]	98	A321-200	2010 Incremental Aircraft
2015	[***]	99	A320-200	2010 Incremental Aircraft
	[***]	100	A320-200	2010 Incremental Aircraft
	[***]	101	A321-200	2010 Incremental Aircraft
	[***]	102	A320-200	2010 Incremental Aircraft
	[***]	103	A320-200	2010 Incremental Aircraft
	[***]	104	A320-200	2010 Incremental Aircraft
	[***]	105	A321-200	2010 Incremental Aircraft
	[***]	106	A320-200	2010 Incremental Aircraft
	[***]	107	A320-200	2010 Incremental Aircraft
	[***]	108	A320-200	2010 Incremental Aircraft

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	[***]	109	A321-200	2010 Incremental Aircraft
	[***]	110	A320-200	2010 Incremental Aircraft
	[***]	111	A320-200	2010 Incremental Aircraft
	[***]	112	A320-200	2010 Incremental Aircraft
	[***]	113	A321-200	2010 Incremental Aircraft
2016	[***]	114	A319-100	2010 Incremental Aircraft
	[***]	115	A319-100	2010 Incremental Aircraft
	[***]	116	A319-100	2010 Incremental Aircraft
	[***]	117	A320-200	2010 Incremental Aircraft
	[***]	118	A320-200	2010 Incremental Aircraft
	[***]	119	A320-200	2010 Incremental Aircraft
	[***]	120	A320-200	2010 Incremental Aircraft
	[***]	121	A320-200	2010 Incremental Aircraft
	[***]	122	A320-200	2010 Incremental Aircraft
	[***]	123	A320-200	2010 Incremental Aircraft
	[***]	124	A320-200	2010 Incremental Aircraft
	[***]	125	A320-200	2010 Incremental Aircraft

9.1.2	[***]

9.1.3	[***]

UNQUOTE

2.1.2
For the avoidance of doubt the provisions set forth in clause 9.1 of the Second A320 Family Purchase Agreement as amended pursuant to clause 2 of Amendment No.1, clause 3.5 of Amendment No.2, clause 2 of Amendment No.3, clause 3.1 of Amendment No.4 and relevant to the Aircraft with rank numbers 1 to 30 shall hereby remain in full force and effect. Clause 9.1 of the Second A320 Family Purchase Agreement, as substituted by clause 2.1.1 of Amendment No.5, will apply to Aircraft with rank number 31 to 37.

2.2	SPECIFICATION

2.2.1	2010 Incremental Aircraft Specification

With respect to the 2010 Incremental Aircraft, the Parties hereby agree to delete clause 1.2.1 of the Second A320 Family Purchase Agreement in its entirety and replace it with the Standard Specification as defined in this Amendment N° 9, as may be modified or varied after the date of this Amendment N° 9 by the Specification Change Notices listed in:

- Exhibit A of Appendix 1 to Amendment No.9 for 2010 A319 Aircraft, and
- Exhibit B of Appendix 1 to Amendment No.9 for 2010 A320 Aircraft, and
- Exhibit C of Appendix 1 to Amendment No.9 for 2010 A321 Aircraft.

3.2.2	Clauses 1.2.2 and 1.2.3 of the Second A320 Family Purchase Agreement shall apply to the 2010 Incremental Aircraft.

3.2.3
With respect to the 2010 Incremental Aircraft, the Parties hereby agree to delete clauses 1.3, 1.3.1 and 1.3.2 of the Second A320 Family Purchase Agreement, amended by clause 3.1 of Amendment No.2 in its entirety and replace them with the following quoted text:

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QUOTE

1.3	The Airframe shall be equipped with a set of two (2) engines including nacelles and thrust reversers (the “Propulsion Systems”) as follows:

For the A319 Aircraft:

                                            CFM INTERNATIONAL 56-5B6/3                    (23,500 lb)
                                            or
                                            INTERNATIONAL AERO ENGINE V2524-A5 (23,500 lb)

For the A320 Aircraft:

                                           CFM INTERNATIONAL 56-5B4/3                    (27,000 lb)
                                           or
                                           INTERNATIONAL AERO ENGINE V2527E-A5 or V2527-A5         (26,500 lb)

For the A321 Aircraft:

                                            CFM INTERNATIONAL 56-5B3/3                    (33,000 lb)
                                            or
                                            INTERNATIONAL AERO ENGINE V2533                    (33,000 lb)

1.3.1
In the event the Buyer has not selected the Propulsion Systems for the Aircraft with rank numbers 76 to 125, as of the date of the Amendment No.9, the Buyer shall notify the Seller of such choice as follows;

- [***]
- [***]

1.3.2
Notwithstanding the foregoing the Buyer shall have the right to select the alternate Propulsion Systems Manufacturer, in each case as mentioned in the above Clause 1.3 for all or any of the Aircraft at any time, provided that such selection is notified in writing to the Seller not less than [***] prior to the first (1st) day of Scheduled Delivery Month of the relevant Aircraft and it being understood that it shall be the sole responsibility of the Buyer to inform, negotiate and conclude a settlement with the Propulsion Systems Manufacturer initially selected by the Buyer.

 UNQUOTE

3.	INCREMENTAL AIRCRAFT BASIC PRICES

It is hereby agreed that clauses 3.1 and 3.2 of the Second A320 Purchase Agreement shall not apply to the 2010 Incremental Aircraft and the Basic Prices of the 2010 Incremental Aircraft and the Final Price of the 2010 Incremental Aircraft are set forth in Appendix 2 to Amendment No.9.

4.	GENERAL PAYMENT TERMS

4.1	With respect to the 2010 Incremental Aircraft, the Parties agree to delete sub-clause 5.2.2 of the Second A320 Purchase Agreement in its entirety and replace it as follows:

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QUOTE

5.2.2	Balance of the Final Aircraft Price

5.2.2.1
The Balance of the Final Aircraft Price payable by the Buyer to the Seller on the Delivery Date shall be the Final Aircraft Price less the amount of Predelivery Payment received by the Seller on or before the Delivery Date.

5.2.2.2	Upon receipt of the Seller’s invoice and immediately prior to Delivery of the Aircraft, the Buyer shall pay to the Seller the Balance of the Final Aircraft Price.

5.2.2.3
Any Predelivery Payment received by the Seller shall constitute an instalment in respect of the Final Aircraft Price. The Seller shall be entitled to hold and use any such Predelivery Payment as absolute owner thereof (the “Status of Predelivery Payments”); subject only to the obligation of the Seller to: (i) deduct an amount equal to any such Predelivery Payments from the Final Aircraft Price when calculating the balance of the Final Aircraft Price; or (ii) pay to the Buyer (or to any assignee or transferee of the Buyer permitted by the terms of this Purchase Agreement) an amount equal to any such Predelivery Payments pursuant to any other provision of this Second A320 Family Purchase Agreement.

UNQUOTE

4.2
In conjunction with the transaction of the buy back from the Buyer of fifteen (15) Airbus A318-100 aircraft and with respect to the Incremental Aircraft, the  2010 Incremental Aircraft and the A330 Converted Aircraft, the Parties agree to delete sub-clauses 5.4.5 and 5.4.6 to the Second A320 Purchase Agreement amended by clause 4.2 of the Amendment No.5 and replace it as follows:

QUOTE

5.4.5	[***]

5.4.5.1	[***].

5.4.5.2	[***]:

(i)	[***] and unconditionally released to the Buyer upon such cure or waiver);

(ii)	[***].

UNQUOTE

5.	[***]

5.1	[***]:

6.	Termination for Default

With respect to the Converted Aircraft, the Incremental Aircraft, the 2010 Incremental Aircraft and the A330 Converted Aircraft (if any), the Parties agree to insert sub-clause 20.5 to the Second A320 Purchase Agreement as follows:

QUOTE

[***].

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UNQUOTE

7.	AMENDMENT AND LETTER AGREEMENT STATUS

It is hereby agreed by the Parties that the letter agreements inserted or further amended or deleted to the Second A320 Family Aircraft Purchase Agreement and the Amendments 1, 2, 3, 4, 5, 6, 7 and 8 to the Second A320 Family Aircraft Purchase Agreement shall not in any way be applicable to the 2010 Incremental Aircraft as defined herein unless expressly stated otherwise in this Amendment N° 9.

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8.	EFFECT OF THE AMENDMENT

8.1
This Amendment No. 9 contains the entire agreement between the Parties with respect to the subject matter hereof and supersedes any previous understanding, commitments or representations whatsoever, whether oral or written.

8.2
The Purchase Agreement shall be deemed amended to the extent provided in this Amendment No. 9 and, except as specifically amended hereby, shall continue in full force and effect in accordance with its original terms.

8.3	The Parties agree that this Amendment No. 9 shall constitute an integral, non-severable part of the Purchase Agreement and be governed by all of its provisions.

8.4
In the event of any inconsistency between the terms and conditions of the Purchase Agreement and those of the present Amendment N°9, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force and effect.

8.5	This Amendment N° 9 will not be modified or varied except by an instrument in writing executed by both Parties.

8.6
Each of the Parties hereto agree that the provisions of this Amendment No. 9 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***]

8.7	The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Amendment No.9

8.8
This Amendment N°9 may be signed by the Parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute but one and the same instrument.

8.9	This Amendment N°9 shall be governed by and construed in accordance with the laws of England.

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 IN WITNESS WHEREOF this Amendment No. 9 to the Second A320 Family Purchase Agreement was duly entered into the day and year first above written.

For and on behalf of	For and on behalf of

LAN AIRLINES S.A.	AIRBUS S. A. S.

Name :	Name :

Title :	Title :

LAN AIRLINES S.A.

By	:

Its	:

Date	:

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Appendix 1 - Exhibit A – A319 SCNs List

[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]

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Appendix 1 - Exhibit A – A319 SCNs List

[***]	[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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Appendix 1 - Exhibit A – A319 SCNs List

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Appendix 1 - Exhibit A – A319 SCNs List

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Appendix 1 - Exhibit A – A319 SCNs List

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Appendix 1 - Exhibit A – A319 SCNs List

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Appendix 1 - Exhibit B– A320 SCNs List

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Appendix 1 - Exhibit B– A320 SCNs List

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Appendix 1 - Exhibit B– A320 SCNs List

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Appendix 1 - Exhibit B– A320 SCNs List

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Appendix 1 - Exhibit B– A320 SCNs List

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Appendix 1 - Exhibit B– A320 SCNs List

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Appendix 1 – Exhibit C – A321 SCNs List

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Appendix 1 – Exhibit C – A321 SCNs List

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Appendix 1 – Exhibit C – A321 SCNs List

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Appendix 1 – Exhibit C – A321 SCNs List

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Appendix 2 – to Amendment 9

1.
With respect to the 2010 Incremental Aircraft, the provisions contained in clauses 3.1 and 3.2 of the Second A320 Family Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE

3.1	PRICE OF [***]

The base price of each 2010 Incremental Aircraft (the “Aircraft Base Price”) is the sum of:

[***]

and is exclusive of any variation resulting from price revision provisions.

3.1.1	Airframe Base Price

The base price of the Airframe (the “Airframe Base Price”) is the sum of:

(i)	[***]

(ii)	[***]

3.1.2	Propulsion Systems Base Price

The base price of the Propulsion Systems (the “Propulsion Systems Base Price”) shall be, as applicable pursuant to Clauses 3.1.2.1 or 3.1.2.2, the base price of the Propulsion Systems selected by the Buyer.

3.1.2.1	The base price of a set of two (2) CFM INTERNATIONAL Propulsion Systems

[***]

at economic conditions prevailing for a theoretical delivery in [***].

Such base prices have been computed from the propulsion systems’ reference prices (the “Propulsion Systems Reference Price”) as defined in Exhibit B of Appendix 3 to Amendment No 9.

[***]

The CFM INTERNATIONAL Propulsion Systems Reference Prices have been established in accordance with the delivery conditions prevailing in January 2002 at Reference Composite Price Index of 148.84 and shall be subject to revision up to the Delivery Date of each 2010 Incremental Aircraft in accordance with the CFM INTERNATIONAL Price Revision Formula set out in Exhibit B of Appendix 3 of Amendment No.9.

3.1.2.2	The base price for a set of two (2) IAE Propulsion Systems is:

[***]

at economic conditions prevailing for a theoretical delivery in [***].

Such base prices have been computed from the Reference Prices of propulsion systems’ reference prices (the “Propulsion Systems Reference Price”) as defined in Exhibit C of Appendix 3 to Amendment No 9. :

[***]

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Appendix 2 – to Amendment 9

The INTERNATIONAL AERO ENGINES Propulsion Systems Reference Prices are expressed at theoretical delivery conditions prevailing in January 2006 and shall be subject to revision up to the Delivery Date of each 2010 Incremental Aircraft Delivery Date in accordance with the INTERNATIONAL AERO ENGINES Price Revision Formula set out in Exhibit C of Appendix 3 to Amendment No.9.

3.1.2.3
Seller confirms that the above-mentioned quotations as well as Propulsion Systems Manufacturer Price Revision Formulae (as set out in Clauses 4.2 and 4.3, as inserted by Exhibits B and C of Appendix 3 to Amendment No.9) are based upon information received from the respective Propulsion Systems Manufacturer and remain subject to any modification that might be imposed by the Propulsion Systems Manufacturer on the Seller. [***].

3.2	Final Aircraft Price

The final price of each [***] (the “Final Aircraft Price”) at Delivery shall be the sum of:

(i)	[***]

(ii)	[***];

(iii)	[***]

(iv)	[***].

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Appendix 3 Exhibit A – to Amendment 9

UNQUOTE

With respect to the 2010 Incremental Aircraft, the provisions contained in Clause 4.1 of the Second A320 Family Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

[***]

4.1.	[***]

4.1.1	[***]

[***].

4.1.2	[***]

[***].

4.1.3	[***]

[***]

4.1.4	[***]

[***]

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4.1.5	[***]

4.1.5.1	[***]

[***]

4.1.5.2	[***]

(i)	[***]

(ii)	[***]

(iii)	[***];

4.1.5.3	[***]

[***]

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Appendix 3 Exhibit B– to Amendment 9

With respect to [***], the provisions contained in Clause 4.2 of the Second A320 Family Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE

4.2.	[***]

4.2.1	[***]

4.2.2	[***].

4.2.3	[***].

4.2.4	[***]

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Appendix 3 Exhibit B– to Amendment 9

4.2.5	[***]

4.2.5.1	[***]

4.2.5.2	[***]

4.2.5.3	[***].

4.2.5.4	[***]

4.2.5.5	[***].

[***]

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Appendix 3 Exhibit C– to Amendment 9

With respect to the [***], the provisions contained in Clause 4.3 of the Second A320 Family Purchase Agreement are hereby cancelled and replaced by the following quoted provisions:

[***]
4.3.	[***]

4.3.1	[***]

4.3.2	[***]

4.3.3	[***].

4.3.4	[***]

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Appendix 3 Exhibit C– to Amendment 9

4.3.5	[***]

4.3.5.1	[***].

4.3.5.2	[***]

4.3.5.3	[***].

4.3.5.4	[***].

4.3.5.5	[***].

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Letter Agreement No. 1

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : PREDELIVERY PAYMENTS OF THE [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°1 to Amendment N°9 (the “Letter Agreement N°1”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N°1, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°1.

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Letter Agreement No. 1

1.
With respect to the [***], the provisions contained in clause 5.1 and 5.2 of the Second A320 Family Purchase Agreement are hereby cancelled in their entirety and replaced by the following quoted provisions:

QUOTE

5.1	Seller's Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Aircraft Price and/or any other amount due by the Buyer to the Seller, to the Seller's account:

[***]

or to such other account as may be designated by the Seller in such other jurisdiction where the Buyer shall not be required to withhold or make other deductions on account of taxes in relation to such payment.

5.2	Predelivery Payments

5.2.0	[***].

5.2.1
The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each [***]. The predelivery payment reference price is determined by the following formula:

A = Pb (1 + 0.03N)

Where

A	:	The predelivery payment reference price for Aircraft of the [***] to be delivered in year T;

T	:	the year of Delivery of the relevant [***];

Pb	:	the Aircraft Base Price;

N	:	[***]

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5.2.2	Such Predelivery Payments shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS	PERCENTAGE OF PREDELIVERY PAYMENT REFERENCE PRICE
Upon signature of this Amendment No.9	[***]

On the first day of each of the following months prior to the Scheduled Delivery Month
[***] months	[***]

[***] months	[***]

[***]months	[***]

___________________________	[***]
Total Payment prior to Delivery

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Amendment No.9, such Predelivery Payments shall be made upon signature of this Amendment No.9.

UNQUOTE

2.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°1.

3.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°1 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***]

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Letter Agreement No. 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°1 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LAN AIRLINES S.A.		AIRBUS S.A.S.

By	:	By	:

Its	:	Its	:

Date	:	Date	:

LAN AIRLINES S.A.

By	:

Its	:

Date	:

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Letter Agreement No. 2

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject: [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°2 to Amendment N°9 (the “Letter Agreement N°2”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N°2, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°2.

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Letter Agreement No. 2

1.	This Letter Agreement No.2 shall be applicable to the [***].

2.	[***]
2.1	[***]

2.2	[***].

2.3	[***].

2.4	[***].

2.5	[***].

3.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°2.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°2 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***]

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Letter Agreement No. 2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°2 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LAN AIRLINES S.A.		AIRBUS S.A.S.

By	:	By	:

Its	:	Its	:

Date	:	Date	:

LAN AIRLINES S.A.

By	:

Its	:

Date	:

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Letter Agreement No. 3

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°3 to Amendment N°9 (the “Letter Agreement N°3”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N°3, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°3.

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Letter Agreement No. 3

1.	This Letter Agreement No.3 shall be applicable to the [***].

2	[***]

3.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°3.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°3 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***]

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Letter Agreement No. 3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°3 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LAN AIRLINES S.A.		AIRBUS S.A.S.

By	:	By	:

Its	:	Its	:

Date	:	Date	:

LAN AIRLINES S.A.

By	:

Its	:

Date	:

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Letter Agreement No. 4

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°04 to Amendment N°9 (the “Letter Agreement N°04”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.
Reference in this Letter Agreement N°04 to “Facility” shall mean any ECA supported financing facility to be provided in respect of any or all of the 2010 Incremental Aircraft.

Both Parties agree that this Letter Agreement N°04, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°04.

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Letter Agreement No. 4

GENERAL TERMS AND CONDITIONS

[***]:

1	[***].

2	[***].

3	[***]

4	[***].

5	[***].

6	[***].

7	[***].

8	[***].

9	[***]

9.1	[***].

9.2	[***]

10	[***]

10.1.	[***].

10.2.	[***].

11.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°04.

12.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°04 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***]

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Letter Agreement No. 4

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement No.4 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LAN AIRLINES S.A.		AIRBUS S.A.S.

By	:	By	:

Its	:	Its	:

Date	:	Date	:

LAN AIRLINES S.A.

By	:

Its	:

Date	:

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Letter Agreement No. 4

Table 1
[***]

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Letter Agreement No. 4

[***]

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Letter Agreement No. 5

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°5 to Amendment N°9 (the “Letter Agreement N°5”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 5, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°5.

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Letter Agreement No. 5

1.	This Letter Agreement No.5 shall be applicable to the [***].

2.	[***]

3.	[***]

4.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N° 5.

5.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N° 5 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***]

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Letter Agreement No. 5

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°5 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LAN AIRLINES S.A.		AIRBUS S.A.S.

By	:	By	:

Its	:	Its	:

Date	:	Date	:

LAN AIRLINES S.A.

By	:

Its	:

Date	:

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Letter Agreement No. 6

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject : PRODUCT SUPPPORT FOR 2010 INCREMENTAL AIRCRAFT

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°6 to Amendment N°9 (the “Letter Agreement N°6”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N°6, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°6.

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Letter Agreement No. 6

1.	GENERAL

1.1	For the avoidance of doubt, all quantities indicated below are the total quantities granted for the [***] firmly ordered 2010 Incremental Aircraft unless otherwise specified.

Should the Buyer decide to cancel any of the [***] 2010 Incremental Aircraft, the Seller reserves the right to modify the quantities as defined herein.

1.2
The Buyer and the Seller mutually agree that the contractual training allocations provided by the Seller under clauses 14.4.1, 15.1.1, 16.3 and 16.4.2 of the Second A320 Purchase Agreement, shall not be applicable to the 2010 Incremental Aircraft.

In substitution, the Seller shall provide the Buyer with the training allocations defined in this Letter Agreement N°6.

1.3	The contractual training courses defined in Clause 2 here below shall be provided up to [***] 2010 Incremental Aircraft delivered under Amendment N°9.

2	TRAINING SUPPORT AND SERVICES

2.1
With respect to the 2010 Incremental Aircraft, the provisions contained in clause 16.3.1 of the Second A320 Family Purchase Agreement, are hereby cancelled in their entirety and replaced by the following quoted provisions:

2.1.1
Notwithstanding the above Clause 1.3, the flight operations training courses as defined in this Clause 2 shall be granted to and may be utilised by the Buyer on the basis of [***] during the [***] 2010 Incremental Aircraft.

2.1.2	Such flight operations training courses shall be granted on a cumulative basis.

2.1.3
Furthermore in the event the Buyer has any remaining flight operations training courses upon Delivery of the last 2010 Incremental Aircraft the Buyer may utilise such remaining flight operations training courses [***].

QUOTE

16.3.1	Flight Crew Training Course

16.3.1.1
The Seller shall perform a flight crew training course program (standard transition course or a cross crew qualification program as applicable) for a total of [***] of the Buyer's flight crews, each of which shall consist of [***]. The training manual used shall be the Seller’s Flight Crew Operating Manual (FCOM), except for base Flight training, for which the Buyer’s customized FCOM shall be used.

16.3.1.2
If a [***] is required, the Buyer shall use its delivered Aircraft, or any other aircraft operated by the Buyer, for any base flight training, which shall not exceed [***], according to the related Airbus training course definition. In the event of it being necessary to ferry the Buyer’s delivered Aircraft to the location where the base flight training shall take place, the additional flight time required for the ferry flight to and/or from the base training field shall not be deducted from the base flight training allowance.

However, if the base flight training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the base flight training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s qualified pilots, in accordance with the Aviation Authorities’ regulations related to the place of performance of the base flight training.

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Letter Agreement No. 6

16.3.1.3	[***]

The Seller shall provide free [***] for a total of [***] of the Buyer's flight crews having followed Flight Crew Training as per Clause 16.3.1.1 above.

UNQUOTE

2.2	With respect to the 2010 Incremental Aircraft, clause 16.3.3 is hereby inserted in the Second A320 Family Purchase Agreement with the following quoted provisions:

QUOTE

16.3.3	Maintenance Training

The Seller shall provide to the Buyer [***] of maintenance training [***] for the Buyer's personnel.

The available courses are listed in the Seller's applicable Training Courses Catalog.

The above trainee days shall be used solely for the Maintenance training courses as defined in the Seller’s applicable Training Courses Catalog.

Within the above trainee days allowance, the number of Engine Run-up courses shall be limited to [***] 2010 Incremental Aircraft and to a [***] in total.

The Buyer shall provide the Seller with an attendance list of trainees at the latest [***] start of the training course.

The practical training provided in the frame of maintenance training is performed exclusively on the training devices in use in the Seller’s Training Centers or Affiliated Training Center.

In the event of practical training on aircraft being requested by the Buyer, such practical training can be organized with the assistance of the Seller, in accordance with Clause 16.3.3

UNQUOTE

2.3
With respect to the 2010 Incremental Aircraft, the provisions contained in clause 16.3.7 of the Second A320 Family Purchase Agreement are hereby cancelled in their entirety and replaced by the following quoted provisions:

QUOTE

16.3.7	Trainee days accounting

16.3.7.1	Definitions

Seller’s Training Centers: Seller’s training center in Blagnac, France, and/or in Hamburg, Germany.

Affiliated Training Center: Seller’s affiliated training center in Miami, U.S.A.

16.3.7.2	Trainee days are counted as follows:

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For instruction at the Seller's Training Centers or Affiliated Training Center: [***] of instruction for [***] trainee equals [***] trainee day. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

For instruction outside of the Seller's Training Centers or Affiliated Training Center: [***] of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days, except for structure maintenance training course(s).

For structure maintenance training courses outside the Seller’s Training Center(s) or Affiliated Training Center, [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

For practical training, whether on training devices or on aircraft, [***] day of instruction by [***] Seller Instructor equals the actual number of trainees attending the course or a minimum of [***] trainee days.

UNQUOTE

3	SELLER REPRESENTATIVE SERVICES

3.1
The Parties agree that the Seller’s representative allocations provided to the Buyer under clause 15.1.1 of the Second A320 Purchase Agreement shall not be applicable to the 2010 Incremental Aircraft. In substitution, the Seller shall provide the Buyer with the Seller Representative allocation for the 2010 Incremental Aircraft as defined hereunder.

QUOTE

15.1	The Seller shall provide to the Buyer, Seller Representative services at the Buyer's main base or at other locations to be mutually agreed for a total of [***].

For the sake of clarification, such Seller Representatives’ services shall include initial Aircraft Entry Into Service (EIS) assistance and sustaining support services.

The number of the Seller Representatives assigned to the Buyer at any one time shall be mutually agreed, but shall at no time exceed [***] Seller Representatives.

UNQUOTE

4	TECHNICAL DATA AND SOFTWARE REVISION SERVICE

4.1
The Parties agree that the terms and conditions of the Technical Publications Revision Service (now called Technical Data and Software Revision Service) provided to the Seller under clause 14.4.1 of the Second A320 Purchase Agreement shall not be applicable to the 2010 Incremental Aircraft. In substitution, the Seller shall provide the Buyer with the Technical Data and Software Revision Service for the 2010 Incremental Aircraft as defined hereunder.

QUOTE

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14.4.1	General

For each firmly ordered 2010 Incremental Aircraft covered under the Amendment No 9, the Technical Data and Software Revision Service shall be provided [***] 2010 Incremental Aircraft.

Thereafter the Revision Service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

Mandatory changes (including Aviation Authority Airworthiness Directives) and Alert Service Bulletins shall be incorporated into the Technical Publications at no charge [***].

UNQUOTE

5	LOAD AND TRIM SHEET SOFTWARE

5.1	Description

The “Load and Trim Sheet Software” (LTS) is a ground software which allows the Buyer to produce, for a given aircraft configuration, a cabin configuration combination, a paper trim sheet with the standard Airbus layout and its associated AHM 560 document.

5.2	Commercial Conditions

LTS shall be provided to the Buyer [***] for each firmly ordered 2010 Incremental Aircraft for the [***] of the applicable 2010 Incremental Aircraft [***].

After said period, the LTS shall be [***] to the Buyer at standard [***] as set forth in the Seller's then current Customer Services Catalog.

5.3	Delivery

Delivery of LTS shall be mutually scheduled and agreed upon between the parties.

5.4	Installation

Prerequisites to the functioning of LTS and conditions of site preparation shall be indicated by the Seller to the Buyer.

[***].

5.5	Support

Support, assistance and training shall be provided upon the Buyer’s request on a chargeable basis at the rates defined in the Seller’s Customer Services Catalog.

5.6	Licence

The use of LTS by the Buyer is subject to the signature of the applicable LTS License Agreement by the Buyer.

6.	ASSIGNMENT

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°6.

A320F - LAN - AMDT 9 - Second A320 Family PA
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Letter Agreement No. 6

7.	CONFIDENTIALITY

Each of the Parties hereto agree that the provisions of this Letter Agreement N°6 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

90/180

Letter Agreement No. 6

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°6 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LAN AIRLINES S.A.		AIRBUS S.A.S.

By	:	By	:

Its	:	Its	:

Date	:	Date	:

LAN AIRLINES S.A.

By	:

Its	:

Date	:

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

91/180

Letter Agreement No. 7A

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7A to Amendment N°9 (the “Letter Agreement N°7A”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 7A, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7A.

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

92/180

Letter Agreement No. 7A

This Letter Agreement No.7A shall be applicable to the 2010 A319 Aircraft.

1           [***].

2           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

93/180

Letter Agreement No. 7A

3           [***]

4           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

94/180

Letter Agreement No. 7A

5           [***]

6           [***].

7           [***].

8           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

95/180

Letter Agreement No. 7A

9           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

96/180

Letter Agreement No. 7A

10.	[***].

11.	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

97/180

Letter Agreement No. 7A

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7A to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LAN AIRLINES S.A.		AIRBUS S.A.S.

By	:	By	:

Its	:	Its	:

Date	:	Date	:

LAN AIRLINES S.A.

By	:

Its	:

Date	:

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

98/180

Letter Agreement No. 7A

APPENDIX No.1 to LETTER AGREEMENT No.7A

[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

99/180

LETTER AGREEMENT N°7B

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7B to Amendment N°9 (the “Letter Agreement N°7B”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N°7B, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7B.

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

100/180

LETTER AGREEMENT N°7B

This Letter Agreement No.7B shall be applicable to the [***].

1           [***]

2           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

101/180

LETTER AGREEMENT N°7B

3           [***]

4           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

102/180

LETTER AGREEMENT N°7B

5	[***]

5.1	[***].

5.2	[***].

5.2.1	[***].

5.2.2	[***]

5.3	[***].

5.4	[***].

5.5	[***].

6	[***]

6.1	[***].

6.2	[***].

6.3	[***].

6.4	[***].

6.5	[***].

6.6	[***].

6.7	[***].

6.8	[***].

7	[***]

7.1	[***].

7.2	[***].

8	[***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

103/180

LETTER AGREEMENT N°7B

9           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

104/180

LETTER AGREEMENT N°7B

10.	[***].

11.	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

105/180

LETTER AGREEMENT N°7B

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7B to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LAN AIRLINES S.A.		AIRBUS S.A.S.

By	:	By	:

Its	:	Its	:

Date	:	Date	:

LAN AIRLINES S.A.

By	:

Its	:

Date	:

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

106/180

LETTER AGREEMENT N°7B

APPENDIX No.1 to LETTER AGREEMENT No.7B

[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

107/180

LETTER AGREEMENT N°7C

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7C to Amendment N°9 (the “Letter Agreement N°7C”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 7C, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7C.

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

108/180

LETTER AGREEMENT N°7C

This Letter Agreement No.7C shall be applicable to the [***].

1           [***].

2           [***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

109/180

LETTER AGREEMENT N°7C

3	[***]

4	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

110/180

LETTER AGREEMENT N°7C

5	[***]

5.1	[***].

5.2	[***]

5.2.1	[***]

5.2.2	[***]

5.3	[***]

5.4	[***].

5.5	[***]

6	[***]

6.1	[***].

6.2	[***]

6.3	[***]

6.4	[***]

6.5	[***]

6.6	[***]

6.7	[***]

6.8	[***]

7	[***]

7.1	[***]

7.2	[***]:
a)	[***]
b)	[***]
c)	[***]

8	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

111/180

LETTER AGREEMENT N°7C

9	[***]

9.1	[***]:

9.1.1	[***].

9.1.2	[***].

9.1.3	[***].

9.2	[***].

9.3	[***].

9.4	[***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

112/180

LETTER AGREEMENT N°7C

10.	[***].

11.	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

113/180

LETTER AGREEMENT N°7C

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7C to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LAN AIRLINES S.A.		AIRBUS S.A.S.

By	:	By	:

Its	:	Its	:

Date	:	Date	:

LAN AIRLINES S.A.

By	:

Its	:

Date	:

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

114/180

LETTER AGREEMENT N°7C

APPENDIX No.1 to LETTER AGREEMENT No.7C

[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

115/180

LETTER AGREEMENT N°7D

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7D to Amendment N°9 (the “Letter Agreement N°7D”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 7D, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7D.

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

116/180

LETTER AGREEMENT N°7D

This Letter Agreement No.7D shall be applicable to the [***]

1           [***]

2           [***].

3           [***]

4           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

117/180

LETTER AGREEMENT N°7D

5	[***]

5.1	[***].

5.2	[***]

5.2.1	[***]

5.2.2	[***]

5.3	[***]

5.4	[***]

5.5	[***].

6	[***]

6.1	[***].

6.2	[***].

6.3	[***].

6.4	[***]

6.5	[***].

6.6	[***].

6.7	[***].

6.8	[***].

7	[***]

7.1	[***]

7.2	[***]t.

8	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

118/180

LETTER AGREEMENT N°7D

9	[***].

9.1	[***]:

9.1.1	[***]

9.1.2	[***]

9.1.3	[***]

9.2	[***].

9.3	[***].

9.4	[***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

119/180

LETTER AGREEMENT N°7D

10.	[***].

11.	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

120/180

LETTER AGREEMENT N°7D

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7D to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LAN AIRLINES S.A.		AIRBUS S.A.S.

By	:	By	:

Its	:	Its	:

Date	:	Date	:

LAN AIRLINES S.A.

By	:

Its	:

Date	:

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

121/180

LETTER AGREEMENT N°7D

APPENDIX No.1 to LETTER AGREEMENT No.7D

[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

122/180

LETTER AGREEMENT N°7E

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***].

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7E to Amendment N°9 (the “Letter Agreement N°7E”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 7E, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7E.

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

123/180

LETTER AGREEMENT N°7E

This Letter Agreement No.7E shall be applicable to the [***]

1           [***].

2           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

124/180

LETTER AGREEMENT N°7E

3           [***]

4           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

125/180

LETTER AGREEMENT N°7E

5	[***]

5.1	[***].

5.2	[***].

5.2.1	[***].

5.2.2	[***]

5.3	[***]

5.4	[***].

5.5	[***]

6	[***]

6.1	[***].

6.2	[***].

6.3	[***].

6.4	[***].

6.5	[***].

6.6	[***].

6.7	[***].

6.8	[***].

7	[***]

7.1	[***].

7.2	[***].

8	[***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

126/180

LETTER AGREEMENT N°7E

9	[***].

9.1	[***]:

9.1.1	[***].

9.1.2	[***].

9.1.3	[***].

9.2	[***].

9.3	[***].

9.4	[***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

127/180

LETTER AGREEMENT N°7E

10.	[***].

11.	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

128/180

LETTER AGREEMENT N°7E

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7E to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

LAN AIRLINES S.A.		AIRBUS S.A.S.

By	:	By	:

Its	:	Its	:

Date	:	Date	:

LAN AIRLINES S.A.

By	:

Its	:

Date	:

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

129/180

LETTER AGREEMENT N°7E

APPENDIX No.1 to LETTER AGREEMENT No.7E

[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

130/180

LETTER AGREEMENT N°7F

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***].

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7F to Amendment N°9 (the “Letter Agreement N°7F”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 7F, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7F.

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

131/180

LETTER AGREEMENT N°7F

This Letter Agreement No.7f shall be applicable to the [***]

1           [***]

2           [***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

132/180

LETTER AGREEMENT N°7F

3           [***]

4           [***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

133/180

LETTER AGREEMENT N°7F

5           [***].

6           [***]

7           [***].

8           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

134/180

LETTER AGREEMENT N°7F

9           [***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

135/180

LETTER AGREEMENT N°7F

10.	[***].

11.	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

136/180

LETTER AGREEMENT N°7F

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7F to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

LAN AIRLINES S.A.

By	:	___________________

Its	:	___________________

Date	:	___________________

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

137/180

LETTER AGREEMENT N°7F

APPENDIX No.1 to LETTER AGREEMENT No.7F

[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

138/180

LETTER AGREEMENT N°7G

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7G to Amendment N°9 (the “Letter Agreement N°7G”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 7G, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7G.

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

139/180

LETTER AGREEMENT N°7G

This Letter Agreement No.7G shall be applicable to the [***]

1           [***]

2           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

140/180

LETTER AGREEMENT N°7G

3           [***]

4           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

141/180

LETTER AGREEMENT N°7G

5           [***].

6           [***].

7           [***].

8           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

142/180

LETTER AGREEMENT N°7G

9           [***].

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

143/180

LETTER AGREEMENT N°7G

10.	[***].

11.	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

144/180

LETTER AGREEMENT N°7G

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7G to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

LAN AIRLINES S.A.

By	:	___________________

Its	:	___________________

Date	:	___________________

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

145/180

LETTER AGREEMENT N°7G

APPENDIX No.1 to LETTER AGREEMENT No.7G

[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

146/180

LETTER AGREEMENT N°7H

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7H to Amendment N°9 (the “Letter Agreement N°7H”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 7H, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7H.

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

147/180

LETTER AGREEMENT N°7H

This Letter Agreement No.7H shall be applicable to the [***]

1	[***].

2	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

148/180

LETTER AGREEMENT N°7H

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	[***]

9	[***]

10.	[***]

11.	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

149/180

LETTER AGREEMENT N°7H

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7H to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

LAN AIRLINES S.A.

By	:	___________________

Its	:	___________________

Date	:	___________________

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

150/180

LETTER AGREEMENT N°7H

APPENDIX No.1 to LETTER AGREEMENT No.7H

[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
Ref. CT1003496

151/180

LETTER AGREEMENT N°7I

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject: [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7I to Amendment N°9 (the “Letter Agreement N°7I”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 7I, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7I.

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LETTER AGREEMENT N°7I

This Letter Agreement No.7I shall be applicable to the [***]..

1	[***].

2	[***]

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LETTER AGREEMENT N°7I

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	[***]

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LETTER AGREEMENT N°7I

9	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
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LETTER AGREEMENT N°7I

10.	[***]

11.	[***]

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LETTER AGREEMENT N°7I

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7I to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

LAN AIRLINES S.A.

By	:	___________________

Its	:	___________________

Date	:	___________________

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LETTER AGREEMENT N°7I

APPENDIX No.1 to LETTER AGREEMENT No.7I

[***]

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LETTER AGREEMENT N°7J

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject: [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7J to Amendment N°9 (the “Letter Agreement N°7J”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 7J, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7J.

A320F - LAN - AMDT 9 - Second A320 Family PA
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LETTER AGREEMENT N°7J

This Letter Agreement No.7J shall be applicable to the [***]

1	[***]

2	[***]

3	[***]

4	[***].

5	[***].

6	[***]

7	[***].

8	[***]

9	[***].

10.	[***].

11.	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
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LETTER AGREEMENT N°7J

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7J to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

LAN AIRLINES S.A.

By	:	___________________

Its	:	___________________

Date	:	___________________

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LETTER AGREEMENT N°7J

APPENDIX No.1 to LETTER AGREEMENT No.7J

[***]

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LETTER AGREEMENT N°7K

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject: [***].

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7K to Amendment N°9 (the “Letter Agreement N°7K”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 7K, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7K.

A320F - LAN - AMDT 9 - Second A320 Family PA
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LETTER AGREEMENT N°7K

This Letter Agreement No.7K shall be applicable to the [***]

1	[***]

2	[***]

3	[***]

4	[***]

5	[***]

6	[***]

7	[***]

8	[***]

9	[***]

10.	[***]

11.	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
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LETTER AGREEMENT N°7K

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7K to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

LAN AIRLINES S.A.

By	:	___________________

Its	:	___________________

Date	:	___________________

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LETTER AGREEMENT N°7K

APPENDIX No.1 to LETTER AGREEMENT No.7K

[***]

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LETTER AGREEMENT N°7L

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject: [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the 2010 Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°7L to Amendment N°9 (the “Letter Agreement N°7L”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 7L, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°7L.

A320F - LAN - AMDT 9 - Second A320 Family PA
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LETTER AGREEMENT N°7L

This Letter Agreement No.7L shall be applicable to the [***]

1	[***].

2	[***].

3	[***]

4	[***].

5	[***].

6	[***].

7	[***].

8	[***].

9	[***].

10.	[***].

11.	[***]

A320F - LAN - AMDT 9 - Second A320 Family PA
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LETTER AGREEMENT N°7L

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7L to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

LAN AIRLINES S.A.

By	:	___________________

Its	:	___________________

Date	:	___________________

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LETTER AGREEMENT N°7L

APPENDIX No.1 to LETTER AGREEMENT No.7L

[***]

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Letter Agreement No. 8

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°8 to Amendment N°9 (the “Letter Agreement N°8”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N° 8, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°8.

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Letter Agreement No. 8

0.	[***].

1.	T[***]

2.	[***]

3.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N° 8.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N° 8 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***]

A320F - LAN - AMDT 9 - Second A320 Family PA
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Letter Agreement No. 8

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°8 to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

LAN AIRLINES S.A.

By	:	___________________

Its	:	___________________

Date	:	___________________

A320F - LAN - AMDT 9 - Second A320 Family PA
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Letter Agreement No. 9

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject: [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this letter agreement N°9 to Amendment N°9 (the “Letter Agreement N°9”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Letter Agreement N°9, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°9.

A320F - LAN - AMDT 9 - Second A320 Family PA
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Letter Agreement No. 9

1.	[***].

2.	[***].

3.	Assignment

The Parties agree that clause 21 of the Second A320 Family Purchase Agreement shall govern the assignability and transferability of each Party’s rights and obligations under this Letter Agreement N°9.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Letter Agreement N°9 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***]

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Letter Agreement No. 9

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°9 to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

LAN AIRLINES S.A.

By	:	___________________

Its	:	___________________

Date	:	___________________

A320F - LAN - AMDT 9 - Second A320 Family PA
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Letter Agreement No. 9

Appendix 1

[***]

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Side Letter No. 1

LAN AIRLINES S.A.
Edificio Huidobro
Avenida Presidente Riesco 5711
Las Condes
Santiago - Chile

Subject  : [***]

LAN Airlines S.A (the “Buyer") and Airbus S.A.S. (the “Seller") have entered into an amendment N°9 to the Second A320 Purchase Agreement (as defined therein) dated of even date herewith (“Amendment N°9”), and which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Incremental Aircraft described therein.

Capitalized terms used herein and not otherwise defined in this side letter N°1 to Amendment N°9 (the “Side Letter N°1”) shall have the meanings assigned thereto in the Second A320 Family Purchase Agreement and/or Amendment N°9 as the case may be.

Both Parties agree that this Side Letter N°1, upon execution thereof, shall constitute an integral, non-severable part of said Amendment N°9 and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Side Letter N°1.

A320F - LAN - AMDT 9 - Second A320 Family PA
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Side Letter No. 1

1.	[***]

2.	[***]

3.	Assignment

This Side Letter N°1 and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Side Letter N°1  shall be void and of no force or effect.

4.	Confidentiality

Each of the Parties hereto agree that the provisions of this Side Letter N°1 are personal to it and will not without the prior written consent of the other Parties disclose such information to any other Party. [***]

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Side Letter No. 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Side Letter N°1 to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

LAN AIRLINES S.A.			AIRBUS S.A.S.

By	:	____________________	By	:	____________________

Its	:	____________________	Its	:	____________________

Date	:	____________________	Date	:	____________________

LAN AIRLINES S.A.

By	:	___________________

Its	:	___________________

Date	:	___________________

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